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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                August 13, 1999


                           KENDLE INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



            Ohio                         000 23019               31-1274091
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)


441 Vine Street, Suite 700, Cincinnati, Ohio                          45202
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(Address of principal executive offices)                             Zip Code



Registrant's telephone number, including area code (513) 381-5550



(Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         On August 13, 1999, the Registrant announced its Board of Directors adopted a Shareholder Rights Plan to holders of Common Stock of record at the close of business on August 13, 1999 as described in the press release attached as Exhibit 99.2.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              Exhibit 99.2 Registrant's Press Release dated August 13, 1999


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KENDLE INTERNATIONAL INC.



Date, August 20, 1999                    By: /s/ Paul F. Ritter
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                                             Paul F. Ritter
                                             Secretary -
                                             General Counsel